SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 17, 1996



                           FLEET FINANCIAL GROUP, INC.



                                  RHODE ISLAND



          1-6366                                          05-0341324
   (Commission File Number)                    (IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts                   02110
(Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code: 617-292-2000



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Pursuant  to  Form  8-K,   General   Instructions  F,   Registrant   hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.        Financial Statements and Other Exhibits.

               Exhibit No.                  Description

               Exhibit 99                   Fleet Financial Group, Inc.
                                            Press Release
                                            Dated July 17, 1996


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                                FLEET FINANCIAL GROUP, INC.
                                                             Registrant



                                                By: /s/ William C. Mutterperl
                                                   _____________________________
                                                    William C. Mutterperl
                                                    Senior Vice President and
                                                    General Counsel


Dated:  July 17, 1996